Exhibit 99.1

 Investor PresentationJuly 2021

 Forward-Looking Statements  Forward-Looking StatementsThis presentation and our accompanying comments include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue,” “seek,” “target,” “guidance,” “outlook,” “if current trends continue,” “optimistic,” “forecast” and other similar words. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, estimates, expectations, and intentions, estimates and strategies for the future, and other statements that are not historical facts. These forward-looking statements are based on our current objectives, beliefs and expectations, and they are subject to significant risks and uncertainties that may cause actual results and financial position and timing of certain events to differ materially from the information in the forward- looking statements. These risks and uncertainties include, but are not limited to, those set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 filed on March 24, 2021 with the Securities and Exchange Commission (“SEC”) and in our other reports filed from time to time with the SEC. There may be other factors of which we are not currently aware that may affect matters discussed in the forward-looking statements and may also cause actual results to differ materially from those discussed. We do not assume any obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting these forward-looking statements other than as required by law. Any forward-looking statements speak only as of the date hereof or as of the dates indicated in the statements.Non-GAAP Financial MeasuresIncluded in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with GAAP because management believes such measures are useful to investors. The non-GAAP financial measures are not determined in accordance with GAAP and should not be considered a substitute for performance measures determined in accordance with GAAP. The calculations of the non-GAAP financial measures are subjective, based on management’s belief as to which items should be included or excluded in order to provide the most reasonable and comparable view of the underlying operating performance of the business. We may, from time to time, modify the amounts used to determine our non-GAAP financial measures. Reconciliation of non-GAAP financial measures are included in the supplemental slides in the Appendix of this presentation.Market & Industry DataThis presentation includes industry and trade data, forecasts and information that was prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to the Company. Some data also are based on the Company’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. The Company has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based.  2

 Privileged and Confidential – Subject to Change  Charah Solutions, Inc.  3  Company OverviewServices & ESG CommitmentSafety Excellence & RecognitionMarket OpportunitiesQ1 2021 Highlights and Financial Results

Company Overview


Sustain Ability



- Established in 1987
- Headquartered in Louisville, KY
- IPO in 2018 (CHRA – NYSE)
- 600+ employees
- Service more than 40 plants for the top utilities and independent power generators
- Projects in 29 states across the country
- Delivering innovative sustainable solutions to complex environmental issues for the betterment of the planet and the communities in which we operate
- Our sustainability efforts conserve virgin resources and water, reduce greenhouse gases, and decrease landfill disposal, all while providing essential recycled-products that contribute to the growth of our economy and land remediation

4

Charah Solutions

                                                                                                                                                                                                                                                 Charah ProjectMultiSource® Terminal Corporate Office Completed Project State    Charah Solutions, Inc. Project Locations

 Company Development Timeline  6

New Management Impact





Jan. 23, 2019 Scott Sewell Appointed President & CEO
June 11, 2019 Roger Shannon Appointed CFO
July 31, 2019 Awarded 30-Acre Landfill Construction Contract in Central Florida
Sept. 10, 2019 Awarded Byproduct Sales Contract Extension Award from Luminant
Feb. 25, 2020 Awarded Large-Scale Ash Marketing and Landfill Operations Contract from Entergy Utility Companies
March 5, 2020 Announced Credit Agreement Amendment and Private Placement of Preferred Equity Providing Enhanced Liquidity and Flexibility
April 20, 2020 Sign Agreement With Consumers Energy For The Closure And Reclamation Of Ash Ponds
April 28, 2020 Awarded Large-Scale Pond Closure Contract by Southeastern Utility
August 24, 2020 Secure Contract Extension from Exelon to Provide Multi-Site Nuclear Maintenance
Sept. 24, 2020 Negotiating Agreement with TMPA for the Acquisition of Gibbons Creek Steam Electric Station
Nov. 19, 2020 Announce Sale of Allied Power
Jan. 15, 2021 Awarded 12-Year Ash Marketing Contract by Dominion Energy
Feb. 11, 2021 Complete Acquisition of TMPA's Gibbons Creek Steam Electric Station
Feb. 16, 2021 Awarded Two Long-Term Ash Pond Closure Contracts from Duke Energy
Feb. 23, 2021 Awarded 5-Year Ash Marketing Contract by NV Energy
March 15, 2021 Issue First Annual ESG Report
April 22, 2021 Awarded Fly Ash Sales and Operations Contract Extension from Luminant Through 2027
April 27, 2021 Awarded 7-Year FGD Operations Contract Extension from Luminant
2019
2019
2019
2020
2020
2020
2021
2021

Charah Solutions

7

 Key Customers  Long-Term Relationships with the Leading Domestic Utility Companies  8

 Broad Based Service Offering  9

 Market Opportunities – Remediation & Compliance and Fossil Services  10

Market Opportunities – Remediation & Compliance and Fossil Services


Sustain Ability

- $715 million in new business awards in 2020 (record year), which exceeded 2019, the previous record year, by more than 66%
- $527 million of new business awards in the first quarter of 2021
- Local, state, and federal regulatory and legislative rulings are driving requirements for coal-fired power generation facilities to remediate and close coal ash ponds and landfills
- New administration focused on climate action and expect to see an increased focus on coal ash remediation providing significant business opportunities
- Power plant operators increasingly focused on environmental stewardship due to growing pressure from regulators, advocacy groups, and their communities to manage environmental risks
- $75 billion environmental remediation and compliance service market
- Environmental remediation and compliance services market is expected to reach $38 billion by 2025 (on an annual basis), per Research and Markets
- Convert our pending bids pipeline of over $3.0 billion as a result
- EPA estimated over 1,000 active and inactive ash ponds and landfills that require remediation or closure
- Trend among our customers is to gain efficiencies by consolidating service providers, and given the breadth of our service offerings, we are well-positioned to deepen our relationship with current customers
- Laser-focused on capturing a significant share of the $75 billion ash remediation and byproduct sales market

Charah Solutions

11

 Market Opportunities – Byproduct Sales  Expectations for significant infrastructure spend and other market demands; We expect the need for fly ash used in the production of “green concrete” to increase, resulting in higher demand for our ash byproducts and raw materials  $1 billion annual byproduct sales market opportunity  Over 25 million tons of byproducts are used annually  12.6 million annual tons of coal combustion residuals (CCRs) were used in concrete production in 2019  The Portland Cement Association's latest outlook shows cement consumption increasing at a rate of 2%-3% over the next 3 years  Proprietary MultiSource® materials network with over 40 locations nationwide  12

Market Opportunities – Environmental Risk Transfer (ERT)



Sustain Ability

- According to the EIA, between 2010 and the first quarter of 2019, U.S. power companies announced the retirement of more than 546 coal-fired power plants, totaling approximately 102 gigawatts of generating capacity. There are plans to retire another 17 gigawatts of coal-fired capacity by 2025
- Many utilities have an increased need to retire and decommission older generating assets while minimizing their costs and improving the environment in the process
- Few companies can combine the environmental expertise and the financial scale to provide utilities with ERT services
- Provide a one-stop service for their entire portfolio to retire and decommission their older, non-profitable assets and remove the liabilities

- Texas Municipal Power Agency (TMPA) acquisition, remediation and redevelopment of Gibbons Creek Steam Electric Station and Reservoir
  - 6,166-acre area, including the closed power station, 3,500-acre reservoir, dam, and spillway
  - Responsibility for the demolition of the coal power plant, performing all environmental remediation work for the site landfills and ash ponds and redevelopment for renewable energy, agricultural, commercial, or industrial use
- Consumers Energy B.C. Cobb Generating Facility's Ash Ponds
  - Ash from ponds is being excavated and beneficially reused as necessary fill material in Consumers Energy's licensed J.C. Weadock landfill in Essexville, Michigan
  - Upon completion land will be repurposed as natural wetlands
- Recently announced Avon Lake (Ohio) ERT acquisition that is expected to close in mid-2022



13

Charah Solutions

 Environmental Sustainability Services  14

 Inaugural Charah ESG Report  15  March 2021 published our first annual Environmental, Social and Governance (ESG) ReportSASB Index and UN Sustainable Development GoalsShowcases our significant milestones in fulfilling our ESG commitments and preserving our natural resources for the betterment of our planet, our employees, our communities, and our customersWe believe reporting on sustainability is critical for our stakeholders’ increasing need for information

   Commitment To ESG  16

 Safety Excellence  We will never compromise on Safety #SafetyFirstOne-year safety milestone with1.19 million person-hours of work without an Occupational Safety and Health Administration (OSHA) recordable incidentIn 2020 we accomplished a 0.36 Total Recordable Incident Rate (TRIR) with no lost time or restrictedTime injuries in comparison to the most recent industry Total Recordable Incident Rate (TRIR) industry average of 1.7Three-year average Experience Modification Rate (EMR) of less than 0.7  17

How A True Safety Culture Responds to COVID-19


Sustain Ability

- Mission-critical ongoing operation throughout pandemic
- Dedicated Safety Response Team established in March 2020
- Implemented company-wide COVID-19 internal reporting procedures for our sites
- Conducted daily COVID-19 updates company-wide
- Prohibited all non-essential travel
- Implemented work-from-home program
- Instituted social distancing and increased sanitization practices at every level





18

Charah Solutions

Recognition


Sustain Ability

- 2020 Capital Finance International Best Sustainable Environmental Management Solutions USA Award
- Louisville Business First "Best Places To Work"
- Active member of Hard Hat Heroes
- High Ranking in Engineering News-Record's List of Top Contractors in Power Sector
- One Year Safety Milestone with 1.19 Million Person-Hours of Work Without Recordable Incident
- Winner of AGC Willis Towers Watson Construction Safety Excellence Award For Third Straight Year


Charah Solutions Receives Award
For Best Sustainable Environmental Management Solutions USA 2020 From Capital Finance International
cfi.co
Sustain Ability


LOUISVILLE BUSINESS FIRST
BPtW
BEST PLACES TO WORK IN GREATER LOUISVILLE
BEST CORPORATE CHEER


Willis Towers Watson

Charah Solutions

19

 Q1 2021 Highlights and Financial Results

Q1 2021 Highlights and Financial Results


Sustain Ability

- **Business Highlights**
  - Our significant accomplishments
  - First quarter 2021 financial highlights
  - Strong growth in new awards
- **Financial Overview**
  - First quarter 2021 financial review
    - Revenue, gross profit, and Adjusted EBITDA comparison
    - Cash flow update
    - Environmental Risk Transfer (ERT) Accounting
  - Debt and leverage
  - 2021 guidance
- **Conclusion (Scott Sewell)**
- **Appendix – Non-GAAP Reconciliations**

Charah Solutions

 Business Highlights  21

Significant Accomplishments

First quarter 2021


Sustain Ability

- ✓ $527 million in new awards YTD 2021, building on last year's record of $715 million, with increased diversification of customer base and broadened geographic reach
- ✓ Mobilized operations at the Dominion Energy Chesterfield beneficial use project and at two long-term ash pond closure by removal projects at a major Southeastern utility
- ✓ Closed on the Gibbons Creek, TX Environmental Risk Transfer (ERT) project
- ✓ +$3 billion in pending bids with awards expected in the near-term
- ✓ Positive feedback to our inaugural Environmental, Social and Governance (ESG) Report
- ✓ Continued our industry leading safety track record and reduction of Net Leverage multiple

Significant near-term pipeline conversion opportunities

Charah Solutions

1. Adjusted free cash flow is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted free cash flow to the nearest GAAP financial measure

Q1 2021 Financial Highlights


Sustain Ability

- Revenues increased $0.8 million as compared to Q1 2020
  - Driven by:
    - (i) an increase in remediation and compliance and fossil services revenue from new projects and time and materials work
    - (ii) Partially offset by lower byproduct sales revenue
- Gross profit increased by $0.7 million as compared to Q1 2020
  - **Primarily due to an increase in gross profit margin on byproduct sales and the factors mentioned above**
- Net Loss attributable to Charah Solutions Inc. decreased by $13.0 million as to compared to Q1 2020
  - Primarily due to:
    - (i) The absence of $8.6 million of expenses incurred as a result of an amendment to our Credit Facility in Q1 2020
    - (ii) Gain on a sales-type lease of $5.6 million as part of our ERT offerings
    - (iii) decrease in general and administrative expenses resulting from reductions in staff and other cost-cutting measures implemented in April 2020 in response to the COVID-19 pandemic
    - (iv) Partially offset by the absence of $3.0 million of income from discontinued operations, net of tax
- Adjusted EBITDA[1] increased by $8.1 million as compared to Q1 2020

1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure

Charah Solutions

24

 Strong Growth in New Awards  Record $715M of new awards in 2020, driven by Dominion Energy project.Increase in awards in 2019, 2020 and YTD 2021 as compared to 2018 driven by an increase in customer awards as our utility customers are finalizing their plans to address the regulatorily-mandated closure of more than 1,000 surface impoundmentsDecline in new awards from 2016 to 2018 due to utility customer delays in awarding projects as regulations continued to evolve  25                          $416  $232    $106  $430  $715  $527  $800$700$600$500$400$300$200$100$0  2016 2017 2018 2019 2020 YTD2021  Total Awards ($Millions)      YOY % Change      -44% -54% 306% 66%  $527 million in new awards YTD 2021

 Q1 2021 Financial Review  26

Q1 2021Financial Review

Revenue, Gross Profit and Adjusted EBITDA Comparison


Sustain Ability

($ in millions)

- Revenue increased by 1.6%, primarily driven by an increase in remediation and compliance and fossil service revenue from new project work, partially offset by a decrease in byproduct sales revenue.
- Gross profit increased by 14.1%, primarily driven by the factors noted above and an increase in gross profit margin on byproduct sales offerings.
- Net loss attributable to Charah Solutions, Inc. decreased 84.8%, primarily driven by the absence of a loss on extinguishment of debt, a gain on sales-type lease, a decrease in G&A expenses, partially offset by the absence of income from discontinued operations, net of tax.
- Adjusted EBITDA[1] and Adjusted EBITDA margin[1] increased primarily due to the decrease in the net loss attributable to Charah Solutions, Inc.


Q1 2021 vs. Q1 2020
Revenue
$52
$51
Q1 2021
Q1 2020
Gross Profit
$6
$5
Q1 2021
Q1 2020
10.7%
9.5%
Margin Comparison
Net Loss Attributable to Charah Solutions, Inc.
Q1 2021
-$1
Q1 2020
-$14
Adjusted EBITDA¹
$10
$1
Q1 2021
Q1 2020
18.3%
2.8%
Margin Comparison

1. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP financial measure

Charah Solutions

First Quarter Financial Review  Cash Flow Update        Cash flow from operations (pre-changes in W/C)  $0.3  Change in W/C  13.8  Operating cash flow  $14.1  Cash and restricted cash received from Gibbons Creek Transaction  34.9  Capex  Maintenance and growth  (1.0)  Land improvements  (0.1)  Adjusted free cash flow1  $47.9  ($ in millions)  1. Adjusted free cash flow is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted free cash flow to the most directly comparable GAAP measure    Positive cash flow driven by execution of the Gibbons Creek Transaction and disciplined cash management of working capital requirements  Adjusted free cash flow positive for the year

 29    $ Millions  As of3/31/2021  As of12/31/2020    Cash and Restricted Cash  $72  $29    Less: Restricted Cash  ($48)  ($4)    Unrestricted Cash and Equivalents  $24  $25    Revolving Credit Facility  $19  $12    Equipment Financing and Other  $28  $29    Term Loan  $123  $125    Total Debt  $170  $166    Net Debt3  $146  $141    LTM Adj. EBITDA2  $22  $14    Gross Leverage3  7.7x  11.9x    Net Leverage3  6.6x  10.1x    Debt & Leverage  $50M capacity less $19M drawn less $16M used for letters of credit.Adjusted EBITDA is a non-GAAP measure. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP financial measure.  3. Net Debt, Gross Leverage and Net Leverage are non-GAAP measures. Net Debt is calculated as Total Debt less cash and cash equivalents. Gross leverage and net leverage are calculated as total debt to Adjusted EBITDA and net debt to Adjusted EBITDA, respectively. Please refer to the supplemental slides in the Appendix for a reconciliation of Adjusted EBITDA to the most directly comparable GAAP measure.  Liquidity of $39M as of 3/31/2021:Unrestricted Cash: $24MRevolver1: $15MExpect leverage ratio to decline throughout 2021 as performance continues to improve.

 2021 Guidance  30    Guidance  Revenue  $260 - $300  Net loss attributable to Charah Solutions, Inc.  ($5) - $0  Adjusted EBITDA1  $35 - $40  Adjusted Free Cash Flow1  $33 - $38  ($ in millions)Though we are not currently seeing any significant disruptions to our business due to the critical nature of our customers’ operations, the COVID-19 pandemic and resulting potential for significant business disruptions beyond our control have created a high level of uncertainty, including but not limited to further uncertainties around demand-driven power generation. There are also timing uncertainties associated with the startup of recently announced customer awards, including ERT awards. As with our 2020 results, the impact of weather, including hurricanes, excessive rain or moderate temperatures could adversely affect our results.We are re-affirming guidance within the following ranges:  1. The forward-looking measures of 2021 Adjusted EBITDA and 2021 Adjusted Free Cash Flow are non-GAAP financial measures that cannot be reconciled to net income attributable to Charah Solutions, Inc. as the most directly comparable GAAP financial measure without unreasonable effort primarily because of the uncertainties involved in estimating forward-looking measures.

 APPENDIX  31

 Non-GAAP Reconciliation  Adjusted EBITDA and Adjusted EBITDA Margin  32  Represents amounts for continuing operations only.Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items.Adjusted EBITDA margin is a non-GAAP financial measure that represents the ratio of Adjusted EBITDA to total revenue. We use Adjusted EBITDA margin to measure the success of our businesses in managing our cost base and improving profitability.  Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. We define Adjusted EBITDA as net earnings attributable to Charah Solutions, Inc. before income from discontinued operations, net of tax, loss on extinguishment of debt, impairment expense, gain on change in contingent payment liability, interest expense, net, income taxes, depreciation and amortization, equity-based compensation and transaction-related expenses and other items. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenue. Adjusted EBITDA margin represents the ratio of Adjusted EBITDA to total revenue. We believe Adjusted EBITDA and Adjusted EBITDA margin are useful performance measures because they allow for an effective evaluation of our operating performance when compared to our peers, without regard to our financing methods or capital structure.The following represents a reconciliation of net loss attributable to Charah Solutions, Inc., our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA.

 Non-GAAP ReconciliationAdjusted EBITDA for the Twelve Months Ended December 31, 2020 and the Three Months Ended March 31, 2021  33  Represents amounts for continuing operations only.Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items.

 Non-GAAP Reconciliation  Adjusted Net Loss and Adjusted Loss Per Basic/Diluted Share  34  Represents amounts for continuing operations only.Represents expenses associated with the Amendment to the Credit Facility and other miscellaneous items.Represents the effective tax rate of 14.9% and 0.0% for the three months ended March 31, 2021 and 2020, respectively, multiplied by adjusted loss before income taxes attributable to common stockholders.As a result of the adjusted net loss per share for the three months March 31, 2021 and 2020, the inclusion of all potentially dilutive shares would be anti-dilutive. Therefore, dilutive shares of 11,788 and 3,012 were excluded from the computation of the weighted-average shares for diluted net loss per share for the three months ended March 31, 2021 and 2020,, respectively.  Adjusted net loss attributable to common stockholders and Adjusted loss per basic/diluted share are non-GAAP financial measures. We define Adjusted net loss attributable to common stockholders as net loss attributable to common stockholders less, on a post-tax basis, income from discontinued operations, net of tax and plus, on a post-tax basis, loss on extinguishment of debt, impairment expense and transaction-related expenses and other items. Adjusted loss per basic/diluted share is based on Adjusted net loss attributable to common stockholders.The following represents a reconciliation of net loss attributable to common stockholders, our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted net loss attributable to common stockholders and Adjusted loss per basic/diluted share.

 Non-GAAP Reconciliation  Adjusted Free Cash Flow  We define Adjusted free cash flow as cash flows from operating activities and cash and restricted cash received from ERT transaction, less cash used for capital expenditures, net of proceeds. We include cash and restricted cash received from ERT transactions and exclude capital expenditures because we consider them to be a necessary component of our ongoing operations. We consider Adjusted free cash flow to be a measure that provides useful information to management and investors about the amount of cash generated by the business that can be used for investing in our business and strengthening our balance sheet, but it is not intended to represent the amount of cash flow available for discretionary expenditures since other non- discretionary expenditures, such as mandatory debt service requirements, are not deducted from this measure.The following represents a reconciliation of net cash provided by (used in) operating activities, our most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted free cash flow. The presentation of Adjusted free cash flow is not meant to be considered in isolation or as an alternative to net cash provided by (used in) operating activities as a measure of liquidity.  1. Proceeds of $446 and $14 were included in maintenance and growth capital expenditures for the three months ended March 31, 2021 and 2020, respectively.